UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

June 5, 2018

Date of report (Date of earliest event reported)

IMAX Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	1-35066	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 Speakman Drive, Mississauga, Ontario, Canada L5K 1B1 (905) 403-6500	902 Broadway, 20th Floor New York, New York, USA 10010 (212) 821-0100

(905) 403-6500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

IMAX Corporation (the “Company”) held its 2018 Annual General Meeting of Shareholders (the “Meeting”) on June 5, 2018.

Set forth below are the matters acted upon by the Company’s shareholders at the Meeting, and the final voting results on each such matter.

1.	Election of Directors

By a vote by way of show of hands, Neil S. Braun, Eric A. Demirian, Kevin Douglas, Richard L. Gelfond, David W. Leebron, Michael Lynne, Michael MacMillan, Dana Settle, Darren D. Throop, and Bradley J. Wechsler were elected as directors of the Company to hold office until the year 2019 or until their successors are elected or appointed. Management received proxies from the shareholders to vote for the ten directors nominated for election as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Neil S. Braun	37,177,923	14,553,428	4,535,400
Eric A. Demirian	37,297,904	14,433,447	4,535,400
Kevin Douglas	27,882,361	23,848,990	4,535,400
Richard L. Gelfond	39,206,596	12,524,755	4,535,400
David W. Leebron	28,616,385	23,114,966	4,535,400
Michael Lynne	25,755,597	25,975,754	4,535,400
Michael MacMillan	39,341,098	12,390,253	4,535,400
Dana Settle	39,343,669	12,387,682	4,535,400
Darren D. Throop	27,745,078	23,986,273	4,535,400
Bradley J. Wechsler	38,839,248	12,892,103	4,535,400

2.	Appointment of Auditor

By a vote by way of show of hands, PricewaterhouseCoopers LLP (“PwC”) were appointed auditors of the Company to hold office until the next annual meeting of shareholders, and shareholders authorized the directors to fix their remuneration. Management received proxies from the shareholders to vote for the re-appointment of PwC as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
37,558,086	18,400,470	308,195	0

3.	Named Executive Officer Compensation (“Say-on-Pay”)

Management received proxies from the shareholders with respect to the advisory vote on the compensation of the Company’s Named Executive Officers as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
22,018,227	28,984,049	729,075	4,535,400

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation
(Registrant)

Date: June 6, 2018	By:	/s/ Robert D. Lister
	Name:	Robert D. Lister
Chief Legal Officer and Senior Executive Vice President

	By:	/s/ Kenneth Weissman
	Name:	Kenneth Weissman
Senior Vice President, Legal Affairs and Corporate Secretary